Note 10 - Borrowings	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]

Note 10 - Borrowings

The Bank has two line of credit commitments from two different banks totaling $1.5 million. These lines of credit are demand facilities subject to continued review and modification or suspension at any time. Borrowings are secured by certain qualifying assets of the Bank composed of loans. There were no borrowings under these lines of credit at December 31, 2014 and 2013. As of December 31, 2014 Quaint Oak Bank has $1.0 million in borrowing capacity with the Federal Reserve Bank of Philadelphia. There were no borrowings under this facility at December 31, 2014. The Bank has a maximum borrowing capacity with the Federal Home Loan Bank of approximately $61.4 million. Federal Home Loan Bank borrowings are secured by qualifying assets of the Bank.

Federal Home Loan Bank short-term borrowings and the weighted interest rate consist of the following at December 31, 2014 and 2013 (in thousands):

	At or For the Year Ended December 31,
	2014	2013
	(Dollars in Thousands)
FHLB short-term borrowings:
Average balance outstanding	$7,682	$1,486
Maximum amount outstanding at any month-end during the period	11,500	5,500
Balance outstanding at end of period	7,000	5,500
Average interest rate during the period	0.27%	2.83%
Weighted average interest rate at end of period	0.27%	0.25%

Federal Home Loan Bank long-term borrowings and the weighted interest rate consist of the following at December 31, 2014 and 2013 (in thousands):

	December 31, 2014		December 31, 2013
Fixed rate borrowings maturing:	Amount	Weighted Interest Rate	Amount	Weighted Interest Rate
2016	$1,000	0.88%	$--	$--
2017	1,500	1.30	--	--
2018	1,000	1.71	--	--
2019	1,000	2.02	--	--
Total FHLB long-term debt	$4,500	1.46%	$--	$--